UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2022

DATA443 RISK MITIGATION, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30542	86-0914051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 J Morris Commons Lane, Suite 105

Morrisville, North Carolina 27560

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (919) 858-6542

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On January 6, 2022 Data443 Risk Mitigation, Inc. (the “Company”) was advised by the Nevada Secretary of State that it had accepted the Company’s filing of a Certificate of Change Pursuant to NRS 78.209, with a filing and effective date of January 5, 2022 (the “Certificate”). The Certificate (i) reduced the number of authorized shares of common stock by a ratio of 1-for-8, resulting in one hundred twenty five million (125,000,000) authorized shares of common stock (the “Share Reduction”); and, (ii) effected a reverse stock split of its issued common stock in the ratio of 1-for-8 (the “Reverse Stock Split”). Both actions were previously approved by the Company’s Board of Directors. The preferred stock of the Company was not changed.

Reason for the Reverse Stock Split

The Reverse Stock Split was effected to enable the Company to expeditiously meet the minimum price per share requirement for listing on The Nasdaq Capital Market, to which the Company has submitted an application to list its common stock and warrants.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number. The Company’s application to FINRA in order to effect the Reverse Split was approved on March 7, 2022 and the Reverse Stock Split was effected on March 8, 2022 (the “Effective Date”), at which time the shares of the Company’s common stock began trading on a Reverse Stock Split-adjusted basis. As of the Effective Date, the new CUSIP Number for the Company’s common stock is 23804G 302. Per FINRA requirement, the Company’s stock symbol was temporarily changed to “ATDSD” on March 8, 2022, and will revert back to “ATDS” 20 trading days thereafter.

Split Adjustment. On the Effective Date, the total number of shares of the Company’s common stock held by each stockholder will be automatically converted into the number of whole shares of common stock equal to the number of issued and outstanding shares of common stock held by such stockholder immediately prior to the Reverse Stock Split, divided by eight.

No Fractional Shares. No fractional shares will be issued, and no cash or other consideration will be paid. Instead, the Company will issue one whole share of the post-Reverse Stock Split common stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split.

Non-Certificated Shares; Certificated Shares. Stockholders who are holding their shares in electronic form at brokerage firms do not have to take any action as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent at the address given below. The transfer agent will issue a new share certificate reflecting the terms of the Reverse Stock Split to each requesting stockholder.

MADISON STOCK TRANSFER INC.

2500 Coney Island Ave, Sub Level

Brooklyn, New York 11223

Tel: 718-627-4453

Fax: 718-627-6341

info@madisonstocktransfer.com

Please contact Madison Stock Transfer Inc. for further information, related costs, and procedures before sending any certificates.

State Filing. The Share Reduction and the Reverse Stock Split were effected by the Company filing the Certificate with the Secretary of State of the State of Nevada on January 5, 2022. Under Nevada law, neither (i) an amendment to the Company’s Articles of Incorporation; nor (ii) approval of the stockholders of the Company, is required in connection with the Share Reduction and the Reverse Stock Split. A copy of the Certificate is attached hereto as Exhibit 3.1 and incorporated herein by reference.

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No Stockholder Approval Required. Under Nevada law, because the Share Reduction and the Reverse Stock Split were approved by the Board of Directors of the Company in accordance with Nevada Revised Statute Section 78.207, no stockholder approval was required. Nevada Revised Statute Section 78.207 provides that the Company may effect the Share Reduction and the Reverse Stock Split without stockholder approval if (i) both the Share Reduction and the Reverse Stock Split are proportionally reduced in the same amount; (ii) the Reverse Stock Split does not adversely affect any other class of stock of the Company; and, (iii) the Company does not pay money or issue scrip to stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. As described herein, the Company has complied with these requirements.

Capitalization. Prior to the filing of the Certificate, the Company was authorized to issue 1,000,000,000 shares of common stock. As a result of the Share Reduction and the Reverse Stock Split, the Company is authorized to issue 125,000,000 shares of common stock. The Company’s authorized shares of common stock were reduced in the same ratio (1-for-8) as its outstanding common stock was reduced. While the following numbers may change as of the Effective Date, as of this date of this Current Report on Form 8-K, there were 981,149 shares of common stock outstanding. As a result of the Reverse Stock Split, there will be approximately 122,644 shares of common stock outstanding (subject to adjustment due to the effect of rounding fractional shares into whole shares). The Reverse Stock Split will not have any effect on the stated par value of the common stock.

The Reverse Stock Split does not affect the Company’s authorized preferred stock. After the Reverse Stock Split, the Company’s authorized preferred Stock of 337,500 shares remained unchanged. Additionally, the Reverse Stock Split will not affect the par value of the preferred stock, or previously designated series of preferred stock.

Each stockholder’s percentage ownership interest in the Company and proportional voting power remains unchanged as a result of the Reverse Stock Split, except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of common stock will be substantially unaffected by the Reverse Stock Split.

All options, warrants and convertible securities of the Company outstanding immediately prior to the Reverse Stock Split (to the extent they do not provide otherwise) will be appropriately adjusted by dividing the number of shares of common stock into which the options, warrants and convertible securities are exercisable or convertible by eight and multiplying the exercise or conversion price thereof by eight, as a result of the Reverse Stock Split.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following exhibits are furnished with this Report:

Exhibit No.	Exhibit Description

3.1	Certificate of Change Pursuant to Nevada Revised Statutes Section 78.209.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2022	DATA443 RISK MITIGATION, INC.

	BY:	/S/ JASON REMILLARD
Jason Remillard,
Chief Executive Officer

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